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                       ASSIGNMENT AND ASSUMPTION AGREEMENT

Reference is made to the Credit Agreement dated as of August 20, 1997 (as it may be amended, modified, extended or restated from time to time, the "Credit Agreement"), among PDK Labs Inc. and Futurebiotics, Inc. (the "Co-Borrowers"), European American Bank, as Agent, and the certain financial institutions that become party thereto.

Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

         1. European American Bank, in its capacity as a Bank and not as Agent (the "Assignor") hereby sells and assigns, without recourse, to Bank Leumi USA (the "Assignee"), and the Assignee hereby purchases and assumes, without recourse, from the Assignor, effective as of the Assignment Effective Date set forth below, the interests set forth below (the "Assigned Interest") in the Assignor's rights and obligations under the Credit Agreement and the other Facility Documents, including, without limitation, the interests set forth below in the Revolving Credit Commitment and the Term Loan Commitment of the Assignor on the Assignment Effective Date and the Revolving Credit Loans and the Term Loans owing to the Assignor which are outstanding on the Assignment Effective Date, together with unpaid interest accrued on the assigned Loans to the Assignment Effective Date and the amount, if any, set forth below of the fees accrued to the Assignment Effective Date for the account of the Assignor. From and after the Assignment Effective Date, (i) the Assignee shall, if it is not already a Bank under the Credit Agreement, be a party to and be bound by the provisions of the Credit Agreement and, to the extent of the interests assigned by this Assignment Agreement, have the rights and obligations of a Bank thereunder and under the other Credit Documents and (ii) the Assignor shall, to the extent of the interests assigned by this Assignment Agreement, relinquish its rights and be released from its obligations under the Credit Agreement.

         2. Notice of this Assignment Agreement is being delivered to the Agent and the Co-Borrowers pursuant to Section 12.5 of the Credit Agreement.

         3. This Assignment Agreement shall be governed by and construed in accordance with the laws of the New York.

Date of Assignment:                                  January 16, 1998

Legal Name of Assignor:                              European American Bank

Legal Name of Assignee:                              Bank Leumi USA

Assignment Effective Date:                           January 16, 1998

Revolving Credit Commitment Assigned:                $3,525,000        23.50%

Revolving Credit Loans Assigned:                     $2,232,500

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Term Loan Commitment Assigned:                       $1,997,500        23.50%

Term Loans Assigned:                                 $1,635,991.67

Fees Assigned:                                       $5,522.50

THE TERMS SET FORTH ABOVE ARE HEREBY
AGREED TO:


EUROPEAN AMERICAN BANK,
AS ASSIGNOR

By: /s/ Anthony V. Pantina
   ---------------------------
   Name: Anthony V. Pantina
   Title: Assistant Vice President

BANK LEUMI USA,
AS ASSIGNEE

By: /s/ Paul Tine
   ---------------------------
   Name: Paul Tine
   Title: Vice President

By: /s/ Richard Silverstein
   ---------------------------
   Name: Richard Silvestein
   Title: First Vice President

CONSENTED TO:

EUROPEAN AMERICAN BANK,
as Agent

By: /s/ Anthony V. Pantina
   ---------------------------
   Name: Anthony V. Pantina
   Title: Assistant Vice President

PDK LABS INC.

By: /s/ Michael Krasnoff
   ---------------------------
   Name: Michael Krasnoff
   Title: President

FUTUREBIOTICS, INC.

By: /s/ Reginald Spinello
   ---------------------------
   Name: Reginald Spinello
   Title: President
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